UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 11, 2013

FS Energy and Power Fund

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	814-00841 (Commission File Number)	27-6822130 (I.R.S. Employer Identification No.)

Cira Centre 2929 Arch Street, Suite 675 Philadelphia, Pennsylvania (Address of principal executive offices)		19104 (Zip Code)

Registrant’s telephone number, including area code: (215) 495-1150

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement.

On December 11, 2013, FS Energy and Power Fund’s (“FSEP”) newly-formed, wholly-owned subsidiary, Berwyn Funding LLC (“Berwyn Funding”), entered into a committed facility arrangement (the “Financing Arrangement”) with BNP Paribas Prime Brokerage, Inc. (“BNP”) pursuant to which Berwyn Funding may borrow, from time to time, up to $200 million from BNP. The Financing Arrangement was effected through a Committed Facility Agreement by and between Berwyn Funding and BNP (the “Committed Facility Agreement”), a U.S. PB Agreement by and between Berwyn Funding and BNP and a Special Custody and Pledge Agreement by and among Berwyn Funding, BNP and State Street Bank and Trust Company, as custodian (the “Custodian”), each dated as of December 11, 2013 (collectively, the “Financing Agreements”).

FSEP may contribute securities to Berwyn Funding from time to time, subject to certain restrictions set forth in the Committed Facility Agreement, and will retain a residual interest in any securities contributed through its ownership of Berwyn Funding or will receive fair market value for any securities sold to Berwyn Funding. Berwyn Funding may purchase additional securities from various sources. Berwyn Funding has appointed FSEP to manage its portfolio of securities pursuant to the terms of an investment management agreement. Berwyn Funding will pledge certain of its securities as collateral to secure borrowings under the Financing Arrangement. Such pledged securities will be held in a segregated custody account with the Custodian. The value of securities required to be pledged by Berwyn Funding is determined in accordance with the margin requirements described in the Financing Agreements. Berwyn Funding’s obligations to BNP under the Financing Arrangement are secured by a first priority security interest in substantially all of the assets of Berwyn Funding, including its portfolio of securities. The obligations of Berwyn Funding under the Financing Arrangement are non-recourse to FSEP.

Borrowings under the Financing Arrangement accrue interest at a rate equal to the three-month London Interbank Offered Rate plus 1.10% per annum. Interest is payable monthly in arrears. Berwyn Funding will be required to pay a non-usage fee to the extent the aggregate principal amount available under the Financing Arrangement has not been borrowed. Berwyn Funding may terminate the Committed Facility Agreement upon 270 days’ notice. Absent a default or facility termination event, BNP is required to provide Berwyn Funding with 270 days’ notice prior to terminating or amending the Committed Facility Agreement. Berwyn Funding paid a structuring fee and incurred certain other customary costs and expenses in connection with obtaining the Financing Arrangement.

In connection with the Financing Arrangement, Berwyn Funding has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. In addition to customary events of default and termination events included in financing transactions, the Financing Agreements contain the following additional events of default and termination events, among others: (a) the occurrence of a default or similar condition under certain third-party contracts of FSEP and Berwyn Funding; (b) any change in BNP’s interpretation of applicable law that, in the reasonable opinion of counsel to BNP, has the effect of impeding or prohibiting the Financing Arrangement; (c) certain events of insolvency or bankruptcy of FSEP or Berwyn Funding; (d) specified material reductions in FSEP’s or Berwyn Funding’s net asset value; (e) any change in FSEP’s fundamental or material investment policies; and (f) the termination of the investment advisory and administrative services agreement between FSEP and FS Investment Advisor, LLC or if FS Investment Advisor, LLC otherwise ceases to act as investment adviser to FSEP and is not immediately replaced by an affiliate or other investment adviser acceptable to BNP.

Under the terms of the Financing Agreements, BNP has the ability to borrow a portion of the pledged collateral (collectively, “Rehypothecated Securities”), subject to certain limits. Berwyn Funding receives a fee from BNP in connection with any Rehypothecated Securities. Berwyn Funding may designate any security within the pledged collateral as ineligible to be a Rehypothecated Security, provided there are eligible securities within the segregated custody account in an amount equal to the outstanding borrowings owed by Berwyn Funding to BNP. Berwyn Funding may recall any Rehypothecated Security at any time and BNP must return such security or equivalent security within a commercially reasonable period. In the event BNP does not return the security, Berwyn Funding will have the right to, among other things, apply and set off an amount equal to 100% of the then-current fair market value of such Rehypothecated Securities against any outstanding borrowings owed to BNP under the

Financing Agreements. Rehypothecated Securities are marked-to-market daily and if the value of all Rehypothecated Securities exceeds 100% of the outstanding borrowings owed by Berwyn Funding under the Financing Agreements, BNP may either reduce the amount of Rehypothecated Securities to eliminate such excess or deposit into the segregated custody account an amount of cash equal to such excess. Berwyn Funding will continue to receive interest and the scheduled repayment of principal balances on Rehypothecated Securities.

The foregoing descriptions of the Financing Arrangement and related agreements as set forth in this Item 1.01 are summaries only and are each qualified in all respects by the provisions of such agreements, copies of which are attached hereto as Exhibits 10.1 through 10.4 and are incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Forward-Looking Statements

This Current Report on Form 8-K may contain certain forward-looking statements, including statements with regard to the future performance and operation of FSEP. Words such as “believes,” “expects,” “projects” and “future” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements, and some of these factors are enumerated in the filings FSEP makes with the Securities and Exchange Commission. FSEP undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.   Financial Statements and Exhibits.

(d)        Exhibits.

EXHIBIT
NUMBER	DESCRIPTION
10.1	Committed Facility Agreement, dated as of December 11, 2013, by and between Berwyn Funding LLC and BNP Paribas Prime Brokerage, Inc.
10.2	U.S. PB Agreement, dated as of December 11, 2013, by and between Berwyn Funding LLC and BNP Paribas Prime Brokerage, Inc.
10.3	Special Custody and Pledge Agreement, dated as of December 11, 2013, by and among Berwyn Funding LLC, BNP Paribas Prime Brokerage, Inc. and State Street Bank and Trust Company, as custodian.
10.4	Investment Management Agreement, dated as of December 11, 2013, by and between Berwyn Funding LLC and FS Energy and Power Fund.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS Energy and Power Fund

Date: December 17, 2013	By:	/s/ Michael C. Forman
Michael C. Forman
President and Chief Executive Officer

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION
10.1	Committed Facility Agreement, dated as of December 11, 2013, by and between Berwyn Funding LLC and BNP Paribas Prime Brokerage, Inc.
10.2	U.S. PB Agreement, dated as of December 11, 2013, by and between Berwyn Funding LLC and BNP Paribas Prime Brokerage, Inc.
10.3	Special Custody and Pledge Agreement, dated as of December 11, 2013, by and among Berwyn Funding LLC, BNP Paribas Prime Brokerage, Inc. and State Street Bank and Trust Company, as custodian.
10.4	Investment Management Agreement, dated as of December 11, 2013, by and between Berwyn Funding LLC and FS Energy and Power Fund.